INCOME TAXES	6 Months Ended
Jun. 30, 2015
INCOME TAXES [Abstract]
INCOME TAXES

NOTE 9: INCOME TAXES

Taxable income of Israeli companies is generally subject to corporate tax at the rate of 26.5%. The corporate tax rate is scheduled to remain at a rate of 26.5% for future tax years.

Israeli companies are entitled to Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (the "Law"). Commencing 2011, Perion and its Israeli subsidiaries elected to apply the new Preferred Enterprise benefits under the Law which include reduced tax rates of currently 16%.

Non-Israeli subsidiaries are taxed according to the tax laws in their respective countries of residence.